UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026 (May 1, 2026)

Muzinich Corporate Lending Income Fund, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-01659	93-2545381
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

450 Park Avenue

New York, NY 10022

(Address of Principal Executive Offices, Zip Code)

(212) 888-3413

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Pursuant to a new fee waiver letter (the “New Fee Waiver Letter”), on May 1, 2026, Muzinich Direct Lending Adviser, LLC (the “Adviser”), the registered investment adviser of Muzinich Corporate Lending Income Fund, Inc. (the “Company”), in its sole discretion, decided to extend the duration and terms of its original fee waiver letter dated December 26, 2025 (the “Original Fee Waiver Letter”), wherein the Adviser voluntarily reduced its base management fee payable under the Investment Advisory Agreement, dated September 14, 2023, by and between the Company and the Adviser (the “Advisory Agreement”), from an annual rate of 1.25% of the value of the Company’s net assets to an annual rate of 0.95% of the value of the Company’s net assets for the two fiscal quarters ending December 31, 2025, and March 31, 2026. Pursuant to the New Fee Waiver Letter, the Adviser decided to extend the terms provided in the Original Fee Waiver Letter for the two fiscal quarters ending June 30, 2026 and September 30, 2026. Accordingly, under the New Fee Waiver Letter, the Company will recommence paying the Adviser a base management fee that complies with the existing terms of the Advisory Agreement on October 1, 2026 unless the Adviser, in its sole discretion, decides to extend the term of the New Fee Waiver Letter.

The description above is qualified in its entirety by reference to the copy of the New Fee Waiver Letter, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	New Fee Waiver Letter, dated May 1, 2026, by and between Muzinich Corporate Lending Income Fund, Inc. and Muzinich Direct Lending Adviser, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Muzinich Corporate Lending Income Fund, Inc.

Date: May 1, 2026	By:	/s/ Rocco DelGuercio
	Name:	Rocco DelGuercio
	Title:	Chief Financial Officer and Treasurer

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